Exhibit 99.2

                     [Insert Certificate Insurance Policy]

                                                                  Exhibit 99.2

MBIA

                     CERTIFICATE GUARANTY INSURANCE POLICY


OBLIGATIONS:                                              POLICY NUMBER: 490250
              CWHEQ Home Equity Loan Trust, Series 2006-S8
              Home Equity Loan Asset Backed Certificates, Series 2006-S8
              Class A Certificates

      MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by The Bank of New York, or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

      Notwithstanding the foregoing paragraph this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability for withholding taxes).

      The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day, Such payments shall be disbursed to the receiver or the trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

      The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by U.S. Bank Trust National Association, as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described

MBIA

below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

      Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

      The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

      Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

      As used herein, the following terms shall have the following meanings:

      "Agreement" means the Pooling and Servicing Agreement dated as of December 1, 2006 among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller, Park Granada LLC, as Seller, Park Monaco Inc., as Seller, Park Sienna, LLC, as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and the Trustee, as trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

      "Business Day" means any day other than (a) a Saturday or a Sunday or
(b) a day on which banking institutions in New York or California, or the state in which the Insurer has its principal place of business or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

      "Class A Available Funds" means, with respect to any Distribution Date, funds allocated from amounts available pursuant to the Agreement to make distributions on the Obligations on such Distribution Date, including without limitation amounts on deposit in the Distribution Account and the Premium Account.

      "Deficiency Amount' means, with respect to any Distribution Date, the excess, if any, of Required Distributions for such Distribution Date over Class A Available Funds.

      "Insured Payments" means (i) as of any Distribution Date, any Deficiency Amount and (ii) any Preference Amount.

      "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is

MBIA

subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

      "Owner" means each holder of the Obligations (other than the Trustee, the Depositor, the Sellers or the Master Servicer) who, on the applicable Distribution Date, is entitled under the terms of the applicable Obligations to payment thereunder.

      "Preference Amount" means any amount previously paid to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

      "Required Distributions" means, (a) with respect to any Distribution Date, the sum of (i) the amount of interest that has accrued on the Obligations at the applicable Pass-Through Rate during the applicable Accrual Period with respect to the Obligations, net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, or similar state or local laws and (ii) if such Distribution Date is not the Final Scheduled Distribution Date, the amount of any Applied Realized Loss Amounts, if any, allocated to the Obligations and (b) on the Final Scheduled Distribution Date, the aggregate Certificate Principal Balance of the Obligations (after giving effect to all distributions to be made on such Distribution Date). Required Distributions do not include any Net Rate Carryover.

      Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

      Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

      The notice address of the Fiscal Agent is 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust Services, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

      THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

      The insurance provided by this Policy is not covered by the Property Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

      This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

MBIA

      IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 28th day of December, 2006.



                                       MBIA INSURANCE CORPORATION



                                       By ______________________________
                                       Title: President



                                       Attest:



                                       By ______________________________
                                          Assistant Secretary

MBIA

                                   EXHIBIT A

                       TO CERTIFICATE GUARANTY INSURANCE
                             POLICY NUMBER: 490250

                       NOTICE UNDER CERTIFICATE GUARANTY
                        INSURANCE POLICY NUMBER: 490250

U.S. Bank Trust National Association, as Fiscal Agent
   for MBIA Insurance Corporation
100 Wall Street, Suite 1600
New York, NY 10005
Attention: Corporate Trust Services

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504

      The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to U.S. Bank Trust National Association (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number 490250 (the "Policy") issued by the Insurer in respect of the CWHEQ Home Equity Loan Trust, Series 2006-$8 Home Equity Loan Asset Backed Certificates, Series 2006-S8, Class A Certificates (the "Obligations"), that:

            (a) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of December 1, 2006 among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller, Park Granada LLC, as Seller, Park Monaco Inc., as Seller, Park Sienna LLC, as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and the Trustee, as trustee for the Owners;

            (b) the Class A Available Funds for the Distribution Date occurring on __________ (the "Applicable Distribution Date") is $_____________;

            (c) the Required Distributions for the Applicable Distribution Date is $________;

            (d) the sum of the Guaranteed Principal Payment Amount in (b) and the Aggregate Investor Interest in (c) is $__________ (the "Guaranteed Payment");

            (e) the excess, if any, of Required Distributions over the Class A Available Funds for the Applicable Distribution Date is $___________ (the "Deficiency Amount");

            (f) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable

MBIA

      order of a court having competent jurisdiction is $____________ (the "Preference Amount");

            (h) the total Insured Payment due is $_________, which amount equals the sum of the Deficiency Amount and the Preference Amount; and

            (i) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
      [TRUSTEE'S ACCOUNT NUMBER].

      Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the ____ day of __________, ____.



                                       [NAME OF TRUSTEE], as Trustee



                                       By ______________________________
                                       Title _____________________________



                                      A-2